EXHIBIT  32
                           CERTIFICATION  PURSUANT  TO
                SECTION 906 OF THE SARBANES-OXLEY  ACT  OF  2002
                            (18 U.S.C. SECTION 1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-QSB for the period ended June 30, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: August 20, 2004

                    /s/ Masafumi Hata
                   _____________________________
                        Masafumi  Hata
                        Chief  Executive  Officer
                        Chief  Financial  Officer
                        Chief  Accounting  Officer